UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/10/2011

MF Global Holdings Ltd.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-33590

Delaware	98-0551260
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

717 Fifth Avenue
9th Floor
New York, New York 10022
(Address of principal executive offices, including zip code)

(212) 589-6200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 9, 2011, the Compensation Committee of the Board of Directors of MF Global Holdings Ltd. (the "Company") and Mr. Abelow, the Company's President and Chief Operating Officer, agreed to reduce his annual base salary, effective November 15, 2011, from $1.5 million to $60,000. Mr. Abelow continues to work on the Company's Chapter 11 restructuring.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MF Global Holdings Ltd.

Date: November 15, 2011	By:	/s/ Jacqueline M. Giammarco
Jacqueline M. Giammarco
Senior Vice President and Company Secretary